UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022

BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.00% Senior Notes due 2031	BWA31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Stockholders of BorgWarner Inc. (the “Company” or “BorgWarner”) was held on Wednesday, April 27, 2022. Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

(a) Election of Sara A. Greenstein, David S. Haffner, Michael S. Hanley, Frédéric B. Lissalde, Paul A. Mascarenas, Shaun E. McAlmont, Deborah D. McWhinney, and Alexis P. Michas to the Board of Directors:

	For	Against	Abstention	Broker Non-Votes
Greenstein	193,073,042	1,556,141	251,786	12,372,603
Haffner	187,612,139	7,005,779	263,051	12,372,603
Hanley	192,135,397	2,481,077	264,495	12,372,603
Lissalde	193,675,955	944,886	260,128	12,372,603
Mascarenas	177,723,064	16,896,907	260,998	12,372,603
McAlmont	192,526,970	2,078,263	275,736	12,372,603
McWhinney	185,491,513	9,139,476	249,980	12,372,603
Michas	186,052,416	8,560,329	268,224	12,372,603

(b) Approval, on an advisory basis, of the compensation of our named executive officers:

For	Against	Abstain	Broker Non-Votes
181,168,988	11,697,981	2,014,000	12,372,603

(c) Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2022:

For	Against	Abstain
199,978,005	7,131,040	144,527

(d) Amendment to our Restated Certificate of Incorporation to allow 10% of our shares to request a record date to initiate stockholder action by written consent:

For	Against	Abstain	Broker Non-Votes
187,563,824	7,000,941	316,204	12,372,603

(e) Stockholder proposal to change the ownership threshold to call a special meeting of the stockholders:

For	Against	Abstain	Broker Non-Votes
82,874,399	111,455,731	550,839	12,372,603

Item 7.01     Regulation FD Disclosures.

On April 27, 2022, the Board of Directors of the Company declared a quarterly cash dividend of $0.17 per share of the Company's common stock. The dividend is payable on June 15, 2022 to stockholders of record on June 1, 2022.

On April 28, 2022, the Company issued the press release attached as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description
99.1	Press Release dated April 28, 2022
104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: April 28, 2022	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary